Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
August 31, 2000



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.6323%



        Excess Protection Level
          3 Month Average 5.55%
          August, 2000 5.61%
          July, 2000  6.07%
          June, 2000 4.98%


        Cash Yield19.12%


        Investor Charge Offs 4.51%


        Base Rate 8.99%


        Over 30 Day Delinquency 4.84%


        Seller's Interest10.94%


        Total Payment Rate14.32%


        Total Principal Balance$55,220,806,818.68


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,039,606,300.19